UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): July 28, 2006

                          ARC Wireless Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

       000-18122                                         87-0454148
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(Commission File Number)                    (IRS Employer Identification Number)


                             10601 West 48th Avenue
                           Wheat Ridge, Colorado 80033
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           (Address of principal executive offices including zip code)

                                 (303) 421-4063
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              (Registrant's telephone number, including area code)

                                       N/A
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                 (Former address, if changed since last report)

Item 1.01     Entry into a Material Definitive Agreement
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On July 28, 2006, ARC Wireless Solutions, Inc (the "Company") executed a Stock
Purchase Agreement ("Purchase Agreement") with BlueCoral Limited ("BlueCoral"), an Irish Company, for the sale of its wholly-owned subsidiary, Winncom Technologies Corp. ("Winncom") to Blue Coral for $17 million in cash.

Under the terms of the stock purchase agreement, before the sale of Winncom can be completed, a number of conditions must be satisfied or waived. In addition to breaches of the stock purchase agreement, these conditions include, among other matters, the following:

     |X| the Company's shareholders must approve the sale of Winncom at the annual meeting;

     |X|  the delivery of certificates by both the Company and BlueCoral; and

     |X|  the delivery of the full purchase price ($17,000,000) to the Company.

BlueCoral has already placed the $17,000,000 in an escrow, under the terms of the escrow agreement dated July 28, 2006 by and among the Company, BlueCoral, and Consumer Title Services, LLC, as escrow agent (the "Escrow Agreement"). Pursuant to the terms of the Escrow Agreement, Blue Corral must give its written consent before the funds can be delivered to the Company. Pursuant to the stock purchase agreement, the Company will indemnify BlueCoral and its affiliates from losses that result from, among other matters, breaches by the Company of any representation or warranty in the stock purchase agreement, breaches by the Company of any covenant in the stock purchase agreement, and any product shipped by Winncom to a customer prior to the closing of the stock purchase agreement (limited to the total amount covered under that product's warranty, if any). The Company will not indemnify BlueCoral from any breaches of any representations or warranties made by Winncom in the stock purchase agreement.

The Board of Directors of the Company has approved the sale of Wincomm to BlueCoral on July 27, 2006.

The description above is qualified in its entirety by reference to the Purchase Agreement and the Escrow Agreement, copies of which are attached hereto as Exhibits 10.17 and 10.18 respectively.

ITEM 7.01. Regulation FD Disclosure
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On August 2, 2006 the Company issued a press release entitled "Announcing the
Agreement to Sell Winncom Technologies Corp." A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits
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(b)      Exhibits

Exhibit Number      Exhibit Title
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10.17               Stock Purchase Agreement

10.18               Escrow Agreement

99.1 Press Release Dated August 2, 2006 Announcing the Agreement to Sell Winncom Technologies Corp.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARC WIRELESS SOLUTIONS, INC.


Date: August 2, 2006                        By:  /s/  Monty R. Lamirato
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                                                      Monty R. Lamirato
                                                      Chief Financial Officer